AGREEMENT BETWEEN STAR SCIENTIFIC, INC., STAR TOBACCO, INC.,

AND THE SETTLING STATES

The Parties to this Agreement are Star Scientific, Inc. and Star Tobacco, Inc. (collectively “Star”) and the Settling States as that term is used in the Master Settlement Agreement of November 23, 1998 (“MSA”).

WHEREAS, Star is a Tobacco Product Manufacturer as that term is used in the MSA that is not a Participating Manufacturer under the MSA; and

WHEREAS, Star has manufactured Cigarettes for sale in the United States including the Settling States; and

WHEREAS, Star entered into a contract with Brown & Williamson Tobacco Corporation (“B&W”), an Original Participating Manufacturer (“OPM”) under the MSA, under which B&W contract manufactured Cigarettes for Star beginning in 1999 and continuing through 2002; and

WHEREAS, the Settling States and B&W have entered into an agreement that, among other things, settles the Settling States’ claim that B&W was obligated to make MSA payments for the Cigarettes B&W contract manufactured for Star; and

WHEREAS, Star is obligated to make escrow payments in each Settling State in which Cigarettes are sold by Star under statutes enacted in such States in the form of Exhibit T to the MSA (“Model Statutes”); and

WHEREAS, Star has funds in escrow accounts for the Settling States; and

WHEREAS, some Settling States have alleged that Star has failed to post adequate escrows based on the number of Star Cigarettes in such States and that Star is liable for the payment of additional amounts pursuant to the States’ Model Statutes, including penalties; and

WHEREAS, Star asserts that in some Settling States the escrows posted by it exceed the amounts required to be escrowed pursuant to the States’ Model Statutes; and

WHEREAS, no Settling State has released Star from potential claims for liability based on the sale of Cigarettes in that State;

NOW, THEREFORE, the Parties, for good and sufficient consideration, the adequacy of which is acknowledged, do, with intent to be bound thereby, agree as follows:

1.     Cigarettes for which Escrow Must be Maintained and Star Allocation Fraction. For purposes of this Agreement, the Cigarettes on which Star shall be required to maintain payments in escrow in each year, 1999-2002, in each Settling State under that State’s Model Statute shall be the number of Cigarettes sold by Star in the State multiplied by the “Star Allocation Fraction” for that year. The Star Allocation Fraction shall be expressed as the decimal equivalent (rounded to four figures) of a fraction, the numerator of which is the number of Cigarettes manufactured in the United States by Star during the calendar year and the denominator of which is the number of Cigarettes manufactured in the United States by Star during the calendar year and contract manufactured for Star by B&W during such calendar year. Star represents that the number of Cigarettes manufactured by it in the United States in 1999 was 2,529,936,340; in 2000 was 2,085,849,880; in 2001 was 1,235,514,080; and in 2002 was 839,303,480. Star represents that the number of Cigarettes contract manufactured by B&W for Star in 1999 was 470,388,000; in 2000 was 2,788,374,000; in 2001 was 2,252,532,000; and in

2002 was 1,992,216,000. Based on these representations, the Star Allocation Fraction for 1999 is .8432; for 2000 is ..4279; and for 2001 is .3542; and for 2002 is .2964.

2.     Escrow Deposits.

a.     Escrow Amounts on Deposit. Star represents that the funds on deposit in escrow accounts pursuant to the Model Statutes of each of the Settling States as of the date of this Agreement for the years 1999-2001 are as shown in column 6 of Exhibit A, attached hereto and that no amounts will be withdrawn from such escrow accounts prior to the distributions described in paragraph 2.b of this Agreement.

b.     Escrow Deposits for Cigarette Sales in 1999-2001. The Parties agree that the number of Cigarettes sold by Star in each Settling State for each year or portion thereof from 1999-2001 during which such State’s Model Statute was in effect is set shown in column 1 of Exhibit A for each such year. The Parties agree that the number of Cigarettes on which Star shall be required to maintain payments in escrow for sales in each year or portion thereof from 1999-2001 is as shown in column 2 of Exhibit A for each such year. The Parties agree that the Net Amount to be Released from Escrow for each such year is shown in column 8 of Exhibit A and the Net Additional Amount to be Paid Into Escrow for each such year is shown in column 7 of Exhibit A.

For purposes of this Agreement, the date on which the Agreement between the Settling States and B&W, attached hereto as Exhibit C, is executed shall be referred to as the Reference Date. By this agreement, Star requests a release from escrow in each Settling State of amounts shown in column 8 of Exhibit A. In each State in which Star is entitled to such a release from escrow, on or before the date three business days following the Reference Date, the State shall consent to the release to a designated Trustee acceptable to Star and the Settling States of amounts shown in column 8 of Exhibit A. Such amounts shall be released to a trust account administered by such designated Trustee no later than four days following the Reference Date. On or before the Reference Date, Star and the Settling States shall jointly prepare instructions to the trustee designating the amounts to be released. These instructions shall provide that the trustee shall first apply such released funds to escrow accounts for States in which an additional amount is required to be placed in escrow for Units sold in 1999-2001 as shown on column 7 of Exhibit A. The Trustee shall pay any amount remaining after such additional amounts have been placed in escrow directly to Brown & Williamson, up to a maximum of $10.2 million.

c.     Escrow Deposits for Cigarette Sales in 2002. Star has previously placed in escrow the funds set forth in column 6 of Exhibit B, which payments were intended to be payments under the Model Statutes of the respective States for the Star Allocation Fraction (29.64%) of the Cigarettes sold by Star in each such State in 2002 . In each State in which Star would be entitled to a release of a portion of its escrowed funds pursuant to State’s Model Statute provision corresponding to section     (a)(2)(B) of Exhibit T to the MSA, Star shall apply for such release one business day following the Reference Date. No later than three business days following the Reference Date the State shall consent to such release of such funds and Star and the Settling States shall jointly prepare instructions to the escrow-holder designating the amount to be released to Star in accordance with this paragraph and as reflected on column 8 of Exhibit B, attached hereto, after first applying such funds to escrow accounts for States in which an additional amount is required to be placed in escrow for Units sold in 2002, as reflected in column 7 of Exhibit B. Such amounts shall be released to Star no later than five business days following the Reference Date.

3.    Release and Waiver of Penalties. Upon complete performance by Star of its obligations under Paragraph 2 of this Agreement, Star shall be released from all claims of non-compliance with each Settling State’s Model Statute for the years 1999-2002 and all penalties against Star arising from the application of the Model Statute for Star’s sales of Cigarettes in the State from 1999-2002 except for those penalties, if any, as to which Star has already made payment as of the date of this Agreement.

4.     Condition Precedent. A condition precedent to this Agreement is the execution of the Settlement Agreement between B&W and the Settling States, attached hereto as Exhibit C.

5.     Execution in Counterpart. This Agreement may be executed in counterpart.

Date:	June 18, 2003

Star Scientific, Inc.

		By:	/s/ Paul L. Perito Paul L. Perito
Chairman of the Board, President and Chief Operating Officer

Star Tobacco, Inc.

		By:	/s/ DAVID M. DEAN David M. Dean
Secretary and Treasurer

/s/ BILL PRYOR	/s/ GREGG RENKES
Attorney General Bill Pryor Attorney General of Alabama	Attorney General Gregg Renkes Attorney General of Alaska

/s/	/s/ TERRY GODDARD
Attorney General Fiti Sunia Attorney General of American Samoa	Attorney General Terry Goddard Attorney General of Arizona

/s/ MIKE BEEBE	/s/ BILL LOCKYER
Attorney General Mike Beebe Attorney General of Arkansas	Attorney General Bill Lockyer Attorney General of California

/s/ KEN SALAZAR	/s/ RICHARD BLUMENTHAL
Attorney General Ken Salazar Attorney General of Colorado	Attorney General Richard Blumenthal Attorney General of Connecticut

/s/ M. JANE BRADY	/s/ ARABELLA W. TEAL
Attorney General M. Jane Brady Attorney General of Delaware	Corporation Counsel Arabella W. Teal (Interim) Corporation Counsel of D.C.

/s/ THURBERT E. BAKER	/s/ DOUGLAS B. MOYLAN
Attorney General Thurbert E. Baker Attorney General of Georgia	Attorney General Douglas B. Moylan Attorney General of Guam

/s/ RICHARD T. BISSEN, JR.	/s/ LAWRENCE WASDEN
First Deputy Richard T. Bissen, Jr. First Deputy of Hawaii	Attorney General Lawrence Wasden Attorney General of Idaho

/s/ LISA MADIGAN	/s/ STEPHEN CARTER
Attorney General Lisa Madigan Attorney General of Illinois	Attorney General Stephen Carter Attorney General of Indiana

/s/ TOM MILLER	/s/ PHILL KLINE
Attorney General Tom Miller Attorney General of Iowa	Attorney General Phill Kline Attorney General of Kansas

/s/ A.B. CHANDLER III	/s/ RICHARD P. IEYOUB
Attorney General A.B. “Ben” Chandler III Attorney General of Kentucky	Attorney General Richard P. Ieyoub Attorney General of Louisiana

/s/ G. STEVEN ROWE	/s/ J. JOSEPH CURRAN, JR.
Attorney General G. Steven Rowe Attorney General of Maine	Attorney General J. Joseph Curran, Jr. Attorney General of Maryland

/s/ TOM REILLY	/s/ MICHAEL A. COX
Attorney General Tom Reilly Attorney General of Massachusetts	Attorney General Michael A. Cox Attorney General of Michigan

/s/ JEREMIAH W. NIXON	/s/ MIKE MCGRATH
Attorney General Jeremiah W. Nixon Attorney General of Missouri	Attorney General Mike McGrath Attorney General of Montana

/s/ JON BRUNING	/s/ BRIAN SANDOVAL
Attorney General Jon Bruning Attorney General of Nebraska	Attorney General Brian Sandoval Attorney General of Nevada

/s/ PETER W. HEED	/s/ PETER C. HARVEY
Attorney General Peter W. Heed Attorney General of New Hampshire	Attorney General Peter C. Harvey Attorney General of New Jersey

/s/ PATRICIA MADRID	/s/ ELIOT SPITZER
Attorney General Patricia Madrid Attorney General of New Mexico	Attorney General Eliot Spitzer Attorney General of New York

/s/ ROY COOPER	/s/ WAYNE STENEHJEM
Attorney General Roy Cooper Attorney General of North Carolina	Attorney General Wayne Stenehjem Attorney General of North Dakota

/s/ ROMONA V. MANGLONA	/s/ JIM PETRO
Attorney General Romona V. Manglona Attorney General of N. Mariana Island	Attorney General Jim Petro Attorney General of Ohio

/s/ W.A. DREW EDMONDSON	/s/ HARDY MYERS
Attorney General W.A. Drew Edmondson Attorney General of Oklahoma	Attorney General Hardy Myers Attorney General of Oregon

/s/ D. MICHAEL FISHER	/s/ ANABELLE RODRIGUEZ
Attorney General D. Michael Fisher Attorney General of Pennsylvania	Attorney General Anabelle Rodriguez Attorney General of Puerto Rico

/s/ PATRICK LYNCH	/s/ HENRY MCMASTER
Attorney General Patrick Lynch Attorney General of Rhode Island	Attorney General Henry McMaster Attorney General of South Carolina

/s/ LAWRENCE E. LONG	/s/ PAUL SUMMERS
Attorney General Lawrence E. Long Attorney General of South Dakota	Attorney General Paul Summers Attorney General of Tennessee

/s/ MARK SHURTLEFF	/s/ WILLIAM H. SORRELL
Attorney General Mark Shurtleff Attorney General of Utah	Attorney General William H. Sorrell Attorney General of Vermont

/s/ IVER A. STRIDIRON	/s/ JERRY W. KILGORE
Attorney General Iver A. Stridiron Attorney General of Virgin Islands	Attorney General Jerry Kilgore Attorney General of Virginia

/s/ CHRISTINE GREGOIRE	/s/ DARRELL V. MCGRAW JR.
Attorney General Chirstine Gregoire Attorney General of Washington	Attorney General Darrell V. McGraw Jr. Attorney General of West Virginia

/s/ PEG LAUTENSCHLAGER	/s/ PAT CRANK
Attorney General Peg Lautenschlager Attorney General of Wisconsin	Attorney General Pat Crank Attorney General of Wyoming